EXHIBIT 99.1       INTERNET ARCHITECTURE HOLDRS TRUST PROSUPP
                   DATED JUNE 30, 2001


PROSPECTUS SUPPLEMENT
(To Prospectus dated January 26, 2001)



                                   [LOGO](sm)


                        1,000,000,000 Depositary Receipts
                     Internet Architecture HOLDRS(sm) Trust

         This prospectus supplement supplements information contained in the prospectus dated January 26, 2001, which updated the original prospectus dated February 23, 2000 relating to the sale of up to 1,000,000,000 depositary receipts by the Internet Architecture HOLDRS(SM) Trust.

         The share amounts specified in the table on page 11 of the base prospectus shall be replaced with the following:

                                                                      Primary
                                                           Share      Trading
              Name of Company                   Ticker    Amounts      Market
---------------------------------------------  --------  ---------  ------------

3Com Corporation                                 COMS       3        Nasdaq NMS
Adptec, Inc.(1)                                  ADPT       1        Nasdaq NMS
Apple Computer, Inc.                             AAPL       2        Nasdaq NMS
Ciena Corporation                                CIEN       2        Nasdaq NMS
Cisco Systems, Inc.                              CSCO      26        Nasdaq NMS
Compaq Computer Corporation                      CPQ       13           NYSE
Dell Computer Corporation                        DELL      19        Nasdaq NMS
EMC Corporation                                  EMC       16           NYSE
Extreme Networks, Inc.                           EXTR       2        Nasdaq NMS
Foundry Networks, Inc.                           FDRY       1        Nasdaq NMS
Gateway, Inc.                                    GTW        2           NYSE
Hewlett-Packard Company                          HWP       14           NYSE
International Business Machines Corporation      IBM       13           NYSE
Juniper Networks, Inc.                           JNPR       2        Nasdaq NMS
McDATA Corporation                               MCDTA    0.589      Nasdaq NMS
Network Appliance, Inc.                          NTAP       2        Nasdaq NMS
Roxio Inc.(1)                                    ROXI     0.165      Nasdaq NMS
Sun Microsystems, Inc.                           SUNW      25        Nasdaq NMS
Sycamore Networks, Inc.                          SCMR       2        Nasdaq NMS
Unisys Corporation                               UIS        2           NYSE
Veritas Software Corporation                     VRTS     0.893      Nasdaq NMS


--------------

(1) On May 17, 2001, Adaptec, Inc. completed its spin-off of Roxio Inc. As a result, Adapetc distributed 0.165 share of Roxio common stock for each share of Adaptec. The share amount of Roxio represented by a round-lot of 100 Internet Architecture HOLDRS is 0.165. For more information, please see the description of Roxio in Annex A of this prospectus supplement.

        The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

                                                   (continued on following page)

                                     ANNEX A

                                ROXIO INC. (ROXI)

        Roxio, Inc. makes software that enables people to create, manage, move and store music, photos, video and data onto recordable CDs. Roxio distributes its software through strategic partnerships with personal computer and CD recorder manufacturers, retail chains and Internet partnerships. Roxio's products are available on its website and Roxio also markets its products through major distributors who resell to computer retailers.



             Closing             Closing             Closing             Closing             Closing            Closing
   1995       Price     1997      Price     1998      Price     1999      Price     2000      Price     2001     Price
-----------  -------  ---------- -------  ---------  -------  ---------  -------  ---------  -------  --------  --------
January         *     January       *     January       *     January       *     January       *     January      *
February        *     February      *     February      *     February      *     February      *     February     *
March           *     March         *     March         *     March         *     March         *     March        *
April           *     April         *     April         *     April         *     April         *     April        *
May             *     May           *     May           *     May           *     May           *     May        11.60
June            *     June          *     June          *     June          *     June          *     June       13.00
July            *     July          *     July          *     July          *     July          *
August          *     August        *     August        *     August        *     August        *
September       *     September     *     September     *     September     *     September     *
October         *     October       *     October       *     October       *     October       *
November        *     November      *     November      *     November      *     November      *
December        *     December      *     December      *     December      *     December      *

         The closing price on June 30, 2001 was 13.00.





            The date of this prospectus supplement is June 30, 2001.




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